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                                                                   EXHIBIT 10.12

                        AMENDMENT 1 TO CREDIT AGREEMENT

    Amendment 1 as of November 20, 1998 by and between Axel Johnson Inc., a Delaware corporation ("Axel Johnson"), and Larscom Incorporated, a Delaware corporation ("Larscom").

                                  WITNESSETH:

    WHEREAS, Axel Johnson and Larscom are parties to a certain Credit Agreement dated December 24, 1996 (the "Credit Agreement"); and

    WHEREAS, the Credit Agreement will, by its terms, terminate on December 24, 1998; and

    WHEREAS, Axel Johnson and Larscom desire to extend the term of the Credit Agreement and to make such other amendments thereto as are deemed necessary.

    NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.  The Term shall terminate on December 24, 2000.

    2. All notices to Larscom pursuant to Section 13 of the Agreement shall be addressed as follows:

       Larscom Incorporated

       1845 McCandless Drive

       Milpitas, CA 95035

    Attention: Vice President--Finance / Chief Financial Officer

    3. Unless otherwise defined herein, capitalized terms shall have the meanings attributed to them in the Credit Agreement.

    4. Except as expressly provided herein, all terms and conditions in the Credit Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment 1 to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                     LARSCOM INCORPORATED

                                     By: /s/ Bruce D. Horn
                                     Its: V.P Finance, CFO

                                     AXEL JOHNSON INC.

                                     By: /s/ Signe S. Gates
                                     Its: Vice President, General Counsel and
                                        Corporate Secretary